UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 4, 2020

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri	1-06089	44-0607856
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 4, 2020, H&R Block, Inc. (the “Company”) and Block Financial LLC (“Block Financial”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (the “Underwriters”), in connection with the issuance and sale by Block Financial of $650.0 million principal amount of its 3.875% Notes due 2030 (the “Notes”), which are fully and unconditionally guaranteed by the Company pursuant to guarantees (the “Guarantees”) endorsed on the Notes. The closing of the sale of the Notes occurred on August 7, 2020. The offering of the Notes was registered under the Securities Act of 1933 (the “Securities Act”), as amended, pursuant to a shelf registration statement (the “Registration Statement”) on Form S-3ASR (File No. 333-228407), as supplemented by the prospectus supplement dated August 4, 2020, previously filed with the Securities Exchange Commission under the Securities Act.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and Block Financial, conditions to closing, indemnification obligations of the Company, Block Financial and the Underwriters, and termination and other customary provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

The Notes were issued pursuant to the Indenture, dated as of October 20, 1997 (the “Base Indenture”), among the Company, Block Financial (formerly known as Block Financial Corporation) and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company, “DBT”), as supplemented by that certain Third Supplemental Indenture, dated August 7, 2020, among the Company, Block Financial, DBT and U.S. Bank National Association (the “Third Supplemental Indenture”), designating U.S. Bank National Association as separate trustee for the Notes, and that certain Officers’ Certificate, dated August 7, 2020 (the “Officers’ Certificate” and, together with the Base Indenture and the Third Supplemental Indenture, the “Indenture”), establishing the terms of the Notes.

The Notes bear interest at 3.875% per annum and will mature on August 15, 2030. Interest on the Notes is payable on February 15 and August 15 of each year, beginning February 15, 2021. At any time and from time to time prior to May 15, 2030 (which is the date that is three months prior to the maturity date), Block Financial may redeem the Notes, in whole or in part, at the applicable “make-whole” redemption price set forth in the Indenture. At any time and from time to time on or after May 15, 2030, Block Financial may redeem some or all of the applicable series of Notes at a redemption price equal to 100% of the principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest thereon, as described in the Indenture.

The Indenture contains certain restrictions, including a limitation on the Company’s ability and the ability of its subsidiaries to incur liens and to consolidate, merge or transfer all or substantially all of their assets, and requires Block Financial to offer to repurchase the Notes of either series upon certain change of control triggering events set forth in the Indenture. These covenants are subject to important limitations and exceptions, as described in the Indenture. The Indenture also contains customary events of default.

The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to the Base Indenture, which is filed as Exhibit 4(a) to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 1997, the Third Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Officers’ Certificate (including the forms of the Notes attached thereto), which is filed as Exhibit 4.2 hereto, each of which is incorporated by reference herein.

The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement, filed as Exhibit 1.1 hereto; (ii) the Third Supplemental Indenture, filed as Exhibit 4.1 hereto; (iii) the Officers’ Certificate, filed as Exhibit 4.2 hereto (including the form of Note, including the notation of Guarantee); and (iv) the opinion of counsel addressing the validity of the Notes and the Guarantees, filed as Exhibit 5.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated August 4, 2020, by and among H&R Block, Inc. and Block Financial LLC and J.P. Morgan Securities LLC, BofA Securities, Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

4.1
Third Supplemental Indenture, dated August 7, 2020, among H&R Block, Inc., Block Financial LLC (formerly known as Block Financial Corporation), Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) and U.S. Bank National Association, as separate trustee.

4.2	Officers’ Certificate, dated August 7, 2020, of Block Financial LLC (including the Form of the 3.875% Notes due 2030).

5.1	Opinion of Stinson LLP.

23.1	Consent of Stinson LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: August 7, 2020	By:	/s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary